UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 16, 2015

HEMISPHERX BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0‑27072	52-0845822
(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	(Identification No.)

1617 JFK Boulevard, Suite 500, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 988-0080

1617 JFK Boulevard, Suite 660, Philadelphia, PA 19103
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Stockholders for 2015 was held on September 16, 2015. The requisite quorum for the meeting of 40.0% was present. At the meeting, stockholders voted as follows:

Election of Directors:

Nominees             For        Withheld        Broker Non-Votes

William A. Carter, MD    32,613,832    1,930,133        101,032,363

Thomas K. Equels, Esq.    32,738,350    1,805,615        101,032,363

Peter W. Rodino III, Esq.     19,202,426    15,341,539        101,032,363

William M. Mitchell, MD    19,177,625    15,366,340        101,032,363

Iraj-Eq Kiani, PhD.         19,256,569    15,287,396        101,032,363

Ratification of the appointment of McGladrey LLP as our independent accountants:

For: 130,701,921	Against: 3,145,783	Abstain: 1,728,624

Advisory, non-binding, vote on approval of the compensation of the Company’s Named Executive Officers:

For: 15,516,793 Against: 18,499,981    Abstain: 527,191 Broker Non-Vote: 101,032,363

Approval of Board Authorization to utilize 60,000,000 shares of Common Stock for fund raising purposes:

For: 29,914,283 Against: 4,374,706    Abstain: 254,976 Broker Non-Vote: 101,032,363

Approval of an amendment to the Hemispherx Biopharma, Inc. 2009 Equity Incentive Plan:

For: 29,387,277 Against: 4,896,523    Abstain: 260,165 Broker Non-Vote: 101,032,363

403357

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEMISPHERX BIOPHARMA, INC.

September 17, 2015                By:    /s/ William A. Carter
William A. Carter,
Chief Executive Officer

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